Exhibit 10L 1 PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT Pursuant to the Cognex Corporation 2007 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”) and this Performance Restricted Stock Unit Award Agreement (the “Agreement”), Cognex Corporation (the “Company”) hereby grants an award of the target number of Restricted Stock Units listed below assuming target performance (“Award”) to the individual named below (“Grantee”), and Grantee hereby accepts such Award subject to all of the terms and conditions herein. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.002 per share (the “Stock”) of the Company. Name of Grantee: Grant Date: Target Number of Restricted Stock Units: (“Target Award”) Performance Measurement Period: to 1. Restrictions on Transfer of Award and on Transfer of Stock/Vesting. The Restricted Stock Units granted pursuant to this Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until all of the following conditions have been met: 1.1 The Restricted Stock Units shall have been earned and vested as provided and determined in accordance with Exhibit A. 1.2 The Grantee has been a full-time employee of the Company or a subsidiary of the Company each day of the Performance Measurement Period through the Vesting Date. Or, Grantee has been a consultant to the company during each day of the Performance Measurement Period through the Vesting Date. Or, the Grantee has been a director of the Company during each day of the Performance Measurement Period through the Vesting Date. 1.3 The Grantee and the Company have duly executed all of the agreements required at the time of the granting of the Award by the Company, 1) including, but not limited to, the Company's Employee, Invention, Non-Disclosure and Non-Competition Agreement, if Grantee is an employee of the Company, or 2) including, but not limited to, the Company's Consultant Agreement, if Grantee is a consultant to the Company, or 3) including, but not limited to, the Company's Confidentiality and Non-Competition Agreement, if the Grantee is a director of the Company. 1.4 Shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement. 2. Termination of Employment, Consultancy or Directorship. If the Grantee’s employment, consultancy or directorship with the Company or its Subsidiaries terminates for any reason (including death or disability) prior to the Vesting Date, any Restricted Stock Units that have not

2 vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. 3. Issuance of Shares of Stock. As soon as practicable following the Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have been earned and vested in accordance with Exhibit A (subject to Paragraph 2) of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. 4. Incorporation of Plan. Notwithstanding anything to the contrary herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 5. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award or the vesting of any portion of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Such withholding shall be satisfied by the Company withholding from shares of Stock to be issued to the Grantee a number of shares with an aggregate Fair Market Value that would satisfy the withholding amount due. Alternatively, or in addition, the Company may decide in its sole and absolute discretion to satisfy Grantee’s obligation for tax-related items by one or a combination of the following: (i) withholding from proceeds of the sale of shares of Stock acquired upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); or (ii) in any other manner permitted by the Plan. 6. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. 7. No Obligation to Continue Employment, Consultancy or Directorship. Neither the Company nor any subsidiary of the Company is obligated by or as a result of the Plan or this Agreement to continue the employment, consultancy or directorship of the Grantee, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any subsidiary of the Company to terminate the employment, consultancy or directorship of the Grantee at any time. 8. Integration/Severability. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. In the event that any provision hereof is found invalid or unenforceable, the provision shall be deemed and construed to extend only to the maximum permitted by law, and the remainder of this Agreement shall remain valid and enforceable according to its terms. 9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer

3 to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law. 10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 11. Restrictive Covenants. The Grantee reaffirms his/her promise to be bound by the restrictive covenants set forth in the Employee Invention, Non-Disclosure and Non-Competition Agreement, if Grantee is an employee of the company, or in the Consultant Agreement, if Grantee is a consultant to the Company, or in the Confidentiality and Non-Competition Agreement, if the Grantee is a director of the Company, entered into between the Grantee and the Company. The Grantee agrees that any pre-tax gains realized by the Grantee pursuant to the vesting of this Award (along with other good and valuable consideration including, but not limited to employment by the Company, salary and other Company-provided benefits, if Grantee is an employee of the Company, or consulting fees or director’s fees if Grantee is a consultant or director of the Company) are additional and sufficient consideration for the Grantee’s performance of Grantee’s obligations as stated in the applicable agreement(s) executed between Grantee and the Company. To the extent permitted by applicable law, Grantee agrees that if Grantee breaches any such agreement then Grantee shall pay damages to the Company, including, but not limited to an amount equal to the sum of: (a) the total of all pre-tax gains realized by Grantee as a result of vesting of any portion of this Award, and (b) the total of all pre-tax gains realized by Grantee as a result of the sale of any shares acquired by Grantee through the vesting of any portion of this Award. The determination of the existence of breach of any such applicable agreement shall be made by the Company in good faith, which determination shall be conclusive for purposes of this Agreement.

4 COGNEX CORPORATION By: Title: I, the Grantee, have carefully read, and I understand all of the terms and conditions of this Agreement, and I hereby agree to abide by them. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address:

5 EXHIBIT A [Performance Criteria and Vesting]